Financial commitments and contingent liabilities	12 Months Ended
Mar. 31, 2019
Financial Commitments [Abstract]
Financial commitments and contingent liabilities

29. Financial commitments and contingent liabilities

Financial commitments were as follows:

At 31 March	2019 £m	2018 £m

Operating lease commitments	6,619	6,597
TV programme rights commitments	2,113	2,823
Capital commitments	1,432	993
Other commitments	253	624
Total	10,417	11,037

TV programme rights commitments, mainly relating to football broadcast rights, are those for which the licence period has not yet started.

Future minimum operating lease payments were as follows:

Payable in the year ending 31 March:	2019 £m	2018 £m

2019	–	600
2020	755	550
2021	641	513
2022	599	486
2023	555	463
2024	512	449
Thereafter	3,557	3,536
Total future minimum operating lease payments	6,619	6,597

Operating lease commitments were mainly in respect of land and buildings which arose from a sale and operating leaseback transaction in 2001. Leases have an average term of 13 years (2017/18: 14 years) and rentals are fixed for an average of 13 years (2017/18: 14 years).

Other than as disclosed below, there were no contingent liabilities or guarantees at 31 March 2018 other than those arising in the ordinary course of the group’s business and on these no material losses are anticipated. We have insurance cover to certain limits for major risks on property and major claims in connection with legal liabilities arising in the course of our operations. Otherwise, the group generally carries its own risks.

Commitments and guarantees

BDUK

Under the Broadband Delivery UK programme, grants received by the group may be subject to reinvestment or repayment to the customer depending on the level of take-up.

Telefónica UK Limited leases

We’ve provided guarantees relating to certain leases entered into by Telefónica UK Limited (formerly O2 UK Limited) prior to the demerger of mmO2 from BT on 19 November 2001. mmO2 plc (now part of the Telefónica Group) has given BT a counter indemnity for these guarantees. There is no exposure in the event of credit default in respect of amounts used to defease future lease obligations. The guarantee lasts until Telefónica UK Limited has discharged all its obligations.

Legal proceedings

The group is involved in various legal proceedings, including actual or threatened litigation, and government or regulatory investigations. However, save as disclosed below, the group does not currently believe that there are any legal proceedings, or government or regulatory investigations that may have a material adverse impact on the operations or financial condition of the group. In respect of each of the claims below, the nature and progression of such proceedings and investigations can make it difficult to predict the impact they will have on the group. There are many reasons why we cannot make these assessments with certainty, including, among others, that they are in early stages, no damages or remedies have been specified, and/or the often slow pace of litigation.

Italian business

US securities class action complaints: The plaintiffs filed a third amended complaint in December 2018. We filed a motion to dismiss that complaint, which plaintiffs opposed. We filed our reply to the plaintiff’s opposition to the motion to dismiss on 11 January 2019. We are awaiting a decision from the US District court.

Italian Authorities: On 11 February 2019 the Milan Public Prosecutor served BT Italia S.P.A. with a notice regarding conclusion of their preliminary investigation. The notice (which named BT Italia, as well as various individuals) records the prosecutor’s view that as at the conclusion of the preliminary investigation there is a basis for proceeding with its case against BT Italia for certain potential offences under articles 5 and 25 of Legislative Decree 231/2001. BT Italia disputes this and maintains in a defence brief filed on 19 April 2019 that it should not be prosecuted. BT Italia is not presently the subject of any formal charge (nor are any of the individuals named in the prosecutor’s notice).

Phones 4U

In December 2016, the administrators of Phones 4U started legal proceedings in the High Court in the United Kingdom against EE, claiming payments under a retail trading agreement for sums then due in respect of revenues (net of costs) from certain customers prior to Phones 4U entering administration. This sharing of revenue under the retail trading agreement was due to continue until September 2019, with related payments continuing until April 2021. On May 2018 we reached a confidential agreement with the administrators of Phones 4U to settle this matter. This settlement is in line with the accruals we held to cover potential payments required by EE.

Since 2015 the administrators of Phones 4U Limited have made allegations that EE and other mobile network operators colluded to procure Phones 4U’s insolvency. During the year proceedings were issued for an unquantified amount by the administrators and in April 2019 we submitted our defence to this claim. We continue to dispute these allegations vigorously.

Brazilian tax claims

The Brazilian state tax authorities have made tax demands on the exchange of goods and services (ICMS) and regulatory assessments (FUST/FUNTTEL) against certain Brazilian subsidiaries. These are indirect taxes imposed on the provision of telecommunications services in Brazil. The state tax and regulatory authorities are seeking to impose ICMS and FUST/FUNTTEL on revenue earned on activities that the company does not consider as being part of the provision of telecommunications services, such as equipment rental and managed services. We have disputed the basis on which ICMS and FUST/FUNTTEL are imposed and, in the case of ICMS, have challenged the rate which the tax authorities are seeking to apply.

We currently have 33 ICMS cases with a current potential value of £204m (as at the end of March 2019). This is the assessed amount for all cases spanning the period from 1998 to 2012 (plus one outlier case for the period 2013 to 2016 in the state of Minas Gerais and one case for the period 2014 to 2015 in the state of Amazonas). There are currently 56 FUST/FUNTTEL cases with a known overall liability of £19m; with a further £4m estimated (as at the end of April 2019). The judicial process is likely to take many years. There are eight ICMS cases worth approximately £55m which are at an advanced stage. These are currently pending before the Sao Paulo Court of Appeal. We are waiting for the Reporting Judge to schedule the trial hearing and expect to have a date soon, following the February judicial recess.

Regulatory matters

In respect of regulatory risks, the group provides for anticipated costs where an outflow of resources is considered probable and a reasonable estimate can be made of the likely outcome. Estimates are used in assessing the likely value of the regulatory risk. The ultimate liability may vary from the amounts provided and will be dependent upon the eventual outcome of any settlement.

Northern Ireland Public Sector Shared Network contract

On 4 April 2019 Ofcom opened an investigation into whether the award of the Public Sector Shared Network contract for Northern

Ireland to BT complied with relevant significant market power conditions. We are cooperating with Ofcom’s investigation.

Other regulatory matters

We hold provisions reflecting management’s estimates of regulatory risks across a range of issues, including price and service issues. The precise outcome of each matter depends on whether it becomes an active issue, and the extent to which negotiation or regulatory decisions will result in financial settlement.